AMENDMENT No. 8 TO PURCHASE AGREEMENT

                  AMENDMENT No. 8 TO PURCHASE AGREEMENT, dated as of May 19, 2000 (this "Amendment") among MERISEL AMERICAS, INC. ("Merisel Americas"), MERISEL CAPITAL FUNDING, INC. ("Merisel Capital Funding"), REDWOOD RECEIVABLES CORPORATION ("Redwood") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital").

                  WHEREAS, Merisel Capital Funding, as seller (in such capacity, the "Seller"), Redwood, as purchaser (in such capacity, the "Purchaser"), GE Capital, as operating agent (in such capacity, the "Operating Agent") and collateral agent (in such capacity, the "Collateral Agent") and Merisel Americas, as servicer (in such capacity, the "Servicer") are parties to an Amended and Restated Receivables Purchase and Servicing Agreement, dated as of September 27, 1996, as amended by Amendment No. 1, dated as of November 7, 1996, Amendment No. 2, dated as of December 19, 1997, Amendment No. 3, dated as of July 31, 1998, Amendment No. 4, dated as of February 22, 1999, Amendment No. 5, dated as of May 12, 1999, Amendment No. 6, dated as of August 13, 1999 and Amendment No. 7, dated as of March 10, 2000 (the "Purchase Agreement"); and

                  WHEREAS, the parties hereto desire to amend the Purchase Agreement (such amendment is referred to herein as this "Amendment").

                  FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

                    ARTICLE I   : DEFINITIONS

SECTION 1.1 All capitalized terms used herein, unless otherwise defined, are used as defined in the Purchase Agreement.

        ARTICLE II    : AMENDMENT NO. 8 TO PURCHASE AGREEMENT

SECTION 2.1 Subparagraph (a) of Exhibit H of the Purchase Agreement is hereby amended by (i) changing the references therein to "Second Quarter of 2000" to "First Quarter of 2000" the first time such reference appears and the reference to "$10 million" to "$7 million" and (ii) amending the definition of "EBITDA" by adding the following to the end thereof "prior to and including the First Quarter 2000. Any non-cash charges after the First Quarter of 2000 must be approved in writing by the Operating Agent."
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                       ARTICLE III   : CONDITIONS PRECEDENT

SECTION 3.1 The effectiveness of this Amendment is subject to the conditions precedent that the Collateral Agent, the Operating Agent and the Purchaser shall have received each of the following, in form and substance satisfactory to each such party:

(a) A certificate of the Secretary of each of the Seller and the Servicer, dated the date of this Amendment and certifying (i) that attached thereto is a true and complete copy of a resolution of the Board of Directors of the Seller or the Servicer, as the case may be, authorizing the execution, delivery and performance of this Amendment, and all other documents required or necessary to be delivered hereunder and that such resolution has not been modified, rescinded or amended and is in full force and effect and (ii) as to the incumbency and specimen signature of each Person's officers executing this Amendment, and all other documents required or necessary to be delivered hereunder.
(b) A certificate of an officer of each of the Seller and the Servicer, dated the date of this amendment, certifying that each of the representations and warranties made by the Seller and the Servicer in these Amendments is true and correct in all material respects as of the date hereof.
(c) An Officer's Certificate in form and substance satisfactory to the Operating Agent to the effect that all of the representations and warranties in the Transfer Agreement and Purchase Agreement are true and correct in all material respects as of the date hereof after giving effect to this Amendment.
(d) The Seller shall pay the fees and expenses of the Purchaser incurred in connection with preparing this Amendment. (e) The Operating Agent shall have received written confirmation from the Rating Agencies that this Amendment will not result in a withdrawal, downgrade or qualification of the ratings assigned to the Commercial Paper.

      ARTICLE IV : SELLER'S AND SERVICER'S REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Each of the Seller and the Servicer represents and warrants that:

                  (a) this Amendment have been duly authorized, executed and delivered pursuant to its corporation power;

                   (b) this Amendment constitute its legal, valid and binding obligation subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally; and
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                   (c) after giving effect to the amendments referred to herein, there does not exist any Termination Event.

                      ARTICLE V    : MISCELLANEOUS

SECTION 5.1 Confirmation of Purchase Agreement. Each of the Seller and the Servicer agree that, except for the specific amendments set forth herein, nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in the Purchase Agreement and each of the other documents executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Purchase Agreement to "this Agreement" and in each of the other documents to be executed in connection therewith to the "Purchase Agreement," shall mean the Purchase Agreement as amended by this Amendment and as each such agreement may be hereinafter amended or restated. Nothing herein shall obligate the Seller, the Servicer, the Purchaser, the Operating Agent or the Collateral Agent to enter into any future amendment (whether similar or dissimilar).

SECTION 5.2 Waiver by the Seller and Servicer. Except for manifest errors on the part of the Operating Agent, each of the Seller and the Servicer hereby waives any claim, defense, demand, action or suit of any kind or nature whatsoever against the Purchaser, the Operating Agent and the Collateral Agent arising on or prior to the date hereof in connection with the Purchase Agreement or the transactions contemplated thereunder.

SECTION 5.3 Counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5.4 Governing Law. These Amendments shall be governed by, and construed in accordance with, California law.
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SECTION 5.5 Effective Date of Amendment. Upon the execution and delivery of this
Amendment by the parties hereto and the satisfaction of the conditions precedent set forth herein, the Purchase Agreement shall be amended by this Amendment, effective as of the date of hereof.

                                                                 * * *

                  IN WITNESS WHEREOF, the Seller, the Servicer, the Collateral Agent, the Operating Agent and the Purchaser have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

                   MERISEL CAPITAL FUNDING, INC.,
                   as Seller


                   By:___________________________
                   Title:
                   Name:


                   MERISEL AMERICAS, INC.,
                   as Servicer


                   By:___________________________
                   Title:
                   Name:


                   GENERAL ELECTRIC CAPITAL CORPORATION,
                   as Operating Agent and Collateral Agent


                   By:___________________________
                   Title:
                   Name:


                   REDWOOD RECEIVABLES CORPORATION,
                   as Purchaser


                   By:___________________________
                   Title:
                   Name: